Exhibit 23(h)(1)


                        ADMINISTRATION SERVICES AGREEMENT

                                 THE FLEX-FUNDS
                             THE GROWTH MUTUAL FUND
                                       AND
                            MUTUAL FUNDS SERVICE CO.


     This Administration Services Agreement (the "Agreement") dated as of the _____ day of _______________, 2000, made by and between THE FLEX-FUNDS (the "Trust"), a mutual fund organized as a business trust under the laws of the Commonwealth of Massachusetts acting for and on behalf of THE GROWTH MUTUAL FUND (the "Fund") which are operated and maintained by the Trust for the benefit of the holders of shares of each Fund, and MUTUAL FUNDS SERVICE CO., an Ohio corporation ("Administrator").

                               W I T N E S S E T H

     WHEREAS, the Funds are engaged in business as open-end investment companies registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder, the "1940 Act"); and

     WHEREAS, the Trust wishes to engage the Administrator to provide certain administrative and management services, and the Administrator is willing to provide such administrative and management services to the Fund, on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual agreements of the parties hereto as herein set forth, the parties agree as follows:

     1. DUTIES OF THE ADMINISTRATOR. Subject to the direction and control of the Board of Trustees of the Fund, the Administrator shall perform such administrative services as may from time to time be reasonably requested by the Fund. The types of services which may be called for hereunder include without limitation: (a) providing equipment and clerical personnel necessary for performing the administrative and management functions herein set forth; (b) arranging, if desired by the Fund, for Trustees, officers and employees of the Administrator to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (c) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund's custodian and other independent contractors or agents; (d) assisting in preparing and, if applicable, filing all documents required for compliance by the Fund with applicable federal laws and regulations, including registration statements, semi-annual and annual reports to shareholders and proxy statements; (e) preparing supporting documents for meetings of Trustees and committees of Trustees; and (f) maintaining current and accurate books and records of the Fund. Notwithstanding the foregoing, the Administrator shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the management of the Fund's assets or the rendering of investment advice and supervision with respect thereto, nor shall the Administrator be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any custodian of the Fund or any person or agent responsible for state registration or renewal functions of the Fund.

     Accounts, records and other information shall belong to the Fund and be considered confidential. Accounts, records and other information will not be disclosed to other than federal and state regulators without permission from the Fund.

     2. ALLOCATION OF CHARGES AND EXPENSES. The Administrator shall pay the entire salaries and wages of its officers and employees who devote part or all of their time to the affairs of the Administrator, and the wages and salaries of such persons shall not be deemed to be expenses incurred by the Fund for purposes of this Section 2. Except as provided in the foregoing sentence, the Fund will pay all of its own expenses including, without limitation, compensation of Trustees not affiliated with the Administrator; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of the Fund's independent auditors, legal counsel and any transfer agent or registrar of the Fund; expenses of preparing, printing and mailing reports, notices, proxy statements and reports to investors and governmental agencies and commissions; expenses of preparing and mailing agendas and supporting documents for meetings of Trustees and committees of Trustees; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; expenses of meetings of shareholders of the Fund; and expenses relating to the issuance, registration and qualification of shares of the Fund.

     3. COMPENSATION OF THE ADMINISTRATOR. For the services to be rendered and the facilities to be provided by the Administrator hereunder, the Fund shall pay to the Administrator an administrative fee computed and paid in accordance with Schedule A hereto.

     4. LIMITATION OF LIABILITY OF THE ADMINISTRATOR. The Administrator and its Trustees, officers, employees and agents shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund or the performance of its duties hereunder, unless caused by the Administrator's negligence, willful misfeasance, or breach of this Agreement.

     5. ACTIVITIES OF THE ADMINISTRATOR. The services of the Administrator to the Fund are not to be deemed to be exclusive, the Administrator being free to render administrative and/or other services to other parties.

     6. TERMINATION. This Agreement shall have an initial term of one (1) year beginning on the date the Trust commences operations. Subsequent to the initial term this Agreement may be terminated by either party upon 60 days' prior written notice.

     7. DELEGATION BY THE ADMINISTRATOR. The Administrator may delegate any or all of its obligations hereunder to any one or more entities or persons; provided, however, that the Administrator shall not make any such delegation unless the Trustees of the Fund shall have approved such delegation; and provided, further, that, unless the Fund otherwise expressly agrees in writing, the Administrator shall be as fully responsible to the Fund for the acts and omissions of the entity or person to whom the Administrator has made such delegation as it would be for its own acts or omissions.

     8. NOTICES. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by certified mail, postage prepaid, return receipt requested, to the respective parties as follows:

             IF TO THE FUND:
             ---------------

             The Flex-funds
             The Growth Mutual Fund
             6000 Memorial Drive
             Dublin, OH  43017

             IF TO THE ADMINISTRATOR:
             ------------------------

             Mutual Funds Service Co.
             Attention:  Donald F. Meeder, President
             6000 Memorial Drive
             Box 7177
             Dublin, OH 43017

     9. The Trustees, officers, employees and agents of the Trust shall not be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

     11. ASSIGNMENT. This Agreement shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of the Administrator, or by the Administrator without the written consent of the Fund, in each case authorized or approved by a resolution of its Trustees.

     12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without reference to its choice of law rules.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

                                            THE FLEX-FUNDS
                                            THE GROWTH MUTUAL FUND


                                            By____________________________



                                            MUTUAL FUNDS SERVICE CO.


                                            By____________________________

                                                                      Schedule A


                            MUTUAL FUNDS SERVICE CO.
                    FEE SCHEDULE FOR ADMINISTRATION SERVICES

          BASIS POINT FEE - 5 Basis Points on the monthly total average net assets of each Fund.

          MINIMUM ANNUAL FEE - $30,000 for each Fund (Payable monthly)

          In addition, all out-of-pocket expenses shall be separately charged and shall include but not be limited to: printed/copied material, postage, overnight mail, courier service, EDGAR filing fees, transportation and lodging.

                            MUTUAL FUNDS SERVICE CO.

                         ADMINISTRATION SERVICES SUMMARY

     o If desired by the Fund, arranging for officers and employees of MFSCo. to serve as trustees, officers, agents of Fund if duly elected or appointed.

     o Negotiation of contracts and fees with other independent contractors. Monitor performance and billings of the Fund's custodian and other independent contractors or agents.

     o Preparing for review by Fund legal counsel and Trustees and, where applicable, filing with the SEC, those documents required for compliance by the Fund under applicable federal laws and regulations:

               (1)  Form N-1A Registration Statement

               (2)  Rule 24f-2 Notice

               (3)  Semi-annual and annual reports to shareholders

               (4) Form N-SAR Semi-Annual Report for Regulated Investment Companies

               (5)  Proxy Statements

     o Prepare requested supporting documents and summaries for meetings of Trustees and committees of Trustees.

     o Prospectus, New Account Application, miscellaneous forms, reports to shareholders and Trustees will be produced and customized to meet your needs.

     o Coordinate Blue Sky activities with the Fund's in-house personnel or agent responsible for state registration or renewal functions of the Fund.

                                Exhibit 23(h)(2)


                        ADMINISTRATION SERVICES AGREEMENT

                                 THE FLEX-FUNDS
                        THE AGGRESSIVE GROWTH MUTUAL FUND
                                       AND
                            MUTUAL FUNDS SERVICE CO.


     This Administration Services Agreement (the "Agreement") dated as of the _____ day of _______________, 2000, made by and between THE FLEX-FUNDS (the "Trust"), a mutual fund organized as a business trust under the laws of the Commonwealth of Massachusetts acting for and on behalf of THE AGGRESSIVE GROWTH MUTUAL FUND (the "Fund") which are operated and maintained by the Trust for the benefit of the holders of shares of each Fund, and MUTUAL FUNDS SERVICE CO., an Ohio corporation ("Administrator").

                               W I T N E S S E T H

     WHEREAS, the Funds are engaged in business as open-end investment companies registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder, the "1940 Act"); and

     WHEREAS, the Trust wishes to engage the Administrator to provide certain administrative and management services, and the Administrator is willing to provide such administrative and management services to the Fund, on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual agreements of the parties hereto as herein set forth, the parties agree as follows:

     1. DUTIES OF THE ADMINISTRATOR. Subject to the direction and control of the Board of Trustees of the Fund, the Administrator shall perform such administrative services as may from time to time be reasonably requested by the Fund. The types of services which may be called for hereunder include without limitation: (a) providing equipment and clerical personnel necessary for performing the administrative and management functions herein set forth; (b) arranging, if desired by the Fund, for Trustees, officers and employees of the Administrator to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (c) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund's custodian and other independent contractors or agents; (d) assisting in preparing and, if applicable, filing all documents required for compliance by the Fund with applicable federal laws and regulations, including registration statements, semi-annual and annual reports to shareholders and proxy statements; (e) preparing supporting documents for meetings of Trustees and committees of Trustees; and (f) maintaining current and accurate books and records of the Fund. Notwithstanding the foregoing, the Administrator shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the management of the Fund's assets or the rendering of investment advice and supervision with respect thereto, nor shall the Administrator be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any custodian of the Fund or any person or agent responsible for state registration or renewal functions of the Fund.

     Accounts, records and other information shall belong to the Fund and be considered confidential. Accounts, records and other information will not be disclosed to other than federal and state regulators without permission from the Fund.

     2. ALLOCATION OF CHARGES AND EXPENSES. The Administrator shall pay the entire salaries and wages of its officers and employees who devote part or all of their time to the affairs of the Administrator, and the wages and salaries of such persons shall not be deemed to be expenses incurred by the Fund for purposes of this Section 2. Except as provided in the foregoing sentence, the Fund will pay all of its own expenses including, without limitation, compensation of Trustees not affiliated with the Administrator; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of the Fund's independent auditors, legal counsel and any transfer agent or registrar of the Fund; expenses of preparing, printing and mailing reports, notices, proxy statements and reports to investors and governmental agencies and commissions; expenses of preparing and mailing agendas and supporting documents for meetings of Trustees and committees of Trustees; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; expenses of meetings of shareholders of the Fund; and expenses relating to the issuance, registration and qualification of shares of the Fund.

     3. COMPENSATION OF THE ADMINISTRATOR. For the services to be rendered and the facilities to be provided by the Administrator hereunder, the Fund shall pay to the Administrator an administrative fee computed and paid in accordance with Schedule A hereto.

     4. LIMITATION OF LIABILITY OF THE ADMINISTRATOR. The Administrator and its Trustees, officers, employees and agents shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund or the performance of its duties hereunder, unless caused by the Administrator's negligence, willful misfeasance, or breach of this Agreement.

     5. ACTIVITIES OF THE ADMINISTRATOR. The services of the Administrator to the Fund are not to be deemed to be exclusive, the Administrator being free to render administrative and/or other services to other parties.

     6. TERMINATION. This Agreement shall have an initial term of one (1) year beginning on the date the Trust commences operations. Subsequent to the initial term this Agreement may be terminated by either party upon 60 days' prior written notice.

     7. DELEGATION BY THE ADMINISTRATOR. The Administrator may delegate any or all of its obligations hereunder to any one or more entities or persons; provided, however, that the Administrator shall not make any such delegation unless the Trustees of the Fund shall have approved such delegation; and provided, further, that, unless the Fund otherwise expressly agrees in writing, the Administrator shall be as fully responsible to the Fund for the acts and omissions of the entity or person to whom the Administrator has made such delegation as it would be for its own acts or omissions.

     8. NOTICES. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by certified mail, postage prepaid, return receipt requested, to the respective parties as follows:

            IF TO THE FUND:
            ---------------

            The Flex-funds
            The Aggressive Growth Mutual Fund
            6000 Memorial Drive
            Dublin, OH  43017

            IF TO THE ADMINISTRATOR:
            ------------------------

            Mutual Funds Service Co.
            Attention:  Donald F. Meeder, President
            6000 Memorial Drive
            Box 7177
            Dublin, OH 43017

     9. The Trustees, officers, employees and agents of the Trust shall not be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

     11. ASSIGNMENT. This Agreement shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of the Administrator, or by the Administrator without the written consent of the Fund, in each case authorized or approved by a resolution of its Trustees.

     12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without reference to its choice of law rules.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.


                                            THE FLEX-FUNDS
                                            THE AGGRESSIVE GROWTH MUTUAL FUND


                                            By_______________________________



                                            MUTUAL FUNDS SERVICE CO.


                                            By_______________________________

                                                                      Schedule A


                            MUTUAL FUNDS SERVICE CO.
                    FEE SCHEDULE FOR ADMINISTRATION SERVICES


          BASIS POINT FEE - 5 Basis Points on the monthly total average net assets of each Fund.

          MINIMUM ANNUAL FEE - $30,000 for each Fund (Payable monthly)

          In addition, all out-of-pocket expenses shall be separately charged and shall include but not be limited to: printed/copied material, postage, overnight mail, courier service, EDGAR filing fees, transportation and lodging.

                            MUTUAL FUNDS SERVICE CO.

                         ADMINISTRATION SERVICES SUMMARY

     o If desired by the Fund, arranging for officers and employees of MFSCo. to serve as trustees, officers, agents of Fund if duly elected or appointed.

     o Negotiation of contracts and fees with other independent contractors. Monitor performance and billings of the Fund's custodian and other independent contractors or agents.

     o Preparing for review by Fund legal counsel and Trustees and, where applicable, filing with the SEC, those documents required for compliance by the Fund under applicable federal laws and regulations:

               (1)  Form N-1A Registration Statement

               (2)  Rule 24f-2 Notice

               (3)  Semi-annual and annual reports to shareholders

               (4) Form N-SAR Semi-Annual Report for Regulated Investment Companies

               (5)  Proxy Statements

     o Prepare requested supporting documents and summaries for meetings of Trustees and committees of Trustees.

     o Prospectus, New Account Application, miscellaneous forms, reports to shareholders and Trustees will be produced and customized to meet your needs.

     o Coordinate Blue Sky activities with the Fund's in-house personnel or agent responsible for state registration or renewal functions of the Fund.